UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2025 (July 8, 2025)

HCA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2025, the Board of Directors (the “Board”) of HCA Healthcare, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed John W. Chidsey, III to the Company’s Board effective July 15, 2025, increasing the number of directors on the Board from 9 to 10. Mr. Chidsey will serve on the Board’s Audit and Compliance Committee, Compensation Committee and Patient Safety and Quality of Care Committee.

Mr. Chidsey was appointed to the Board pursuant to the Company’s Amended and Restated Certificate of Incorporation, which provides that a majority of directors on the Board may determine the number of directors which shall constitute the Board and that the Board may fill a newly created directorship resulting from any increase in the number of directors on the Board. There is no arrangement or understanding between Mr. Chidsey and any other person pursuant to which Mr. Chidsey was selected as a director on the Board, nor is Mr. Chidsey a member of the family of any executive officer of the Company or of any other director on the Board. There have been no transactions, proposed or otherwise, in which Mr. Chidsey participated or will participate that would be required to be disclosed herein pursuant to Item 404(a) of Regulation S-K. Mr. Chidsey will participate in the compensation program the Company maintains for its non-management directors, which compensation program was described in the Current Report on Form 8-K the Company filed with the Securities and Exchange Commission on April 29, 2025.

A copy of the press release issued by the Company announcing Mr. Chidsey’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated July 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: July 11, 2025